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                       SELECT DIMENSIONS VARIABLE ANNUITY
                                  (SERIES II)
                             SEPARATE ACCOUNT THREE
                        HARTFORD LIFE INSURANCE COMPANY

              PRE-SUBSTITUTION SUPPLEMENT DATED DECEMBER 12, 2001
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2001

The following supplements the discussion of the proposed substitution of shares in the General Contract Information section of the prospectus at the end of the sub-section entitled "The Funds":

On December 11, 2001 we amended our application with the Securities and Exchange Commission seeking an order approving the substitution of shares of an investment portfolio of The Universal Institutional Funds, Inc. ("Universal Funds") held by the Sub-Accounts for shares of an investment portfolio of Morgan Stanley Select Dimensions Investment Series ("Select Dimensions Trust") held by the Sub-Accounts.

Our amended application seeks an order approving only the substitution of shares of Universal Funds' Fixed Income Portfolio for shares of Select Dimensions Trust's North American Government Securities Portfolio. We no longer intend to substitute shares of Universal Funds' Emerging Markets Equity Portfolio for shares of Select Dimensions Trust's Emerging Markets Portfolio. Accordingly, references to these Portfolios should be disregarded for purposes of the proposed substitution.

From the date of this supplement to the date of the proposed substitution, each Contract owner is permitted to make one transfer of all amounts invested in the affected Sub-Account to another Sub-Account, or to the Fixed Account, without that transfer counting towards the twenty (20) unrestricted transfers permitted each Contract Year. Also, we will not exercise any rights reserved under the Contracts to imposed additional restrictions on the transfers until at least thirty (30) days after the proposed substitution occurs.

We anticipate that if our application is approved, the proposed substitution will occur on or before January 31, 2002.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-3236
333-69493